UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
May 28, 2009
Date of report (Date of earliest event reported)
STONE ENERGY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12074	72-1235413

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

625 E. Kaliste Saloom Road Lafayette, Louisiana	70508

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (337) 237-0410
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 7.01. Regulation FD Disclosure.
Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-99.1
EX-99.2
EX-99.3

Item 1.01. Entry into a Material Definitive Agreement.
     On May 28, 2009, at the 2009 Annual Meeting of Stockholders (the “2009 Annual Meeting”) of Stone Energy Corporation (“Stone”), which was held in New Orleans, Louisiana, the stockholders approved Stone’s 2009 Amended and Restated Stock Incentive Plan (the “2009 Plan”). The 2009 Plan is an amendment and restatement of the Stone Energy Corporation 2004 Amended and Restated Stock Incentive Plan (the “2004 Plan”) and will supersede and replace in its entirety the 2004 Plan. The primary differences between the 2009 Plan and its predecessor are: (a) the number of shares subject to the 2009 Plan has been increased by 1,500,000 shares; (b) the maximum number of shares that may be subject to awards granted under the 2009 Plan to any one individual during the period beginning on the date of the 2009 Annual Meeting and ending on the last day of the term of the 2009 Plan may not exceed 50% of the number of additional shares made subject to the 2009 Plan as of the date of the 2009 Annual Meeting (in lieu of a calendar year limit provided in the predecessor plan of a maximum of 100,000 shares subject to stock options and 33,000 shares subject to restricted stock awards); (c) the 2009 Plan eliminates the automatic grant of stock options or restricted stock awards to Nonemployee Directors that was provided for in the 2004 Plan so that awards under the 2009 Plan to Nonemployee Directors will be entirely at the discretion of the Board of Directors; (d) the term of the 2009 Plan has been extended to March 23, 2019, which is 10 years after the date the Board of Directors adopted the 2009 Plan; (e) the automatic grant of certain bonus stock awards has been discontinued under the 2009 Plan; and (f) the 2009 Plan eliminates the provisions of the 2004 Plan that imposed limitations on the number of shares that could be the subject of awards granted by the Chief Executive Officer of the Company and, in lieu thereof, provides the Board of Directors with discretion to put restrictions and limitations on the powers that may be exercised under the 2009 Plan by the Chief Executive Officer.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On May 28, 2009, at the 2009 Annual Meeting, the stockholders re-elected Robert A. Bernhard, Peter D. Kinnear, Donald E. Powell, Kay G. Priestly, David R. Voelker and David H. Welch to serve as directors until the 2010 Annual Meeting of Stockholders. John P. Laborde was appointed to the Compensation Committee, replacing Richard A. Pattarozzi. The Board of Directors also awarded each nonemployee director 5,000 restricted shares as of May 28, 2009, with forfeiture restrictions lapsing in one year.
Item 7.01. Regulation FD Disclosure.
     On May 28, 2009, the Board of Directors adopted amended and restated charters for the Compensation and Reserves Committees, respectively. The revised charters are furnished as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K and are incorporated by reference into this Item 7.01.
     On June 2, 2009, we issued a press release announcing a deepwater discovery on our Pyrenees Prospect. The press release is furnished as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.
     In accordance with General Instruction B.2 of Form 8-K, the information in this report, including Exhibits 99.1, 99.2 and 99.3 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”) or otherwise subject to the liabilities of that section, nor shall such information, including Exhibit 99.1, be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01. Other Events.
     On May 28, 2009, at the 2009 Annual Meeting, the stockholders ratified the appointment of Ernst & Young LLP as Stone’s independent registered public accounting firm for the fiscal year ending December 31, 2009.
Item 9.01. Financial Statements and Exhibits
     (d) Exhibits:

99.1	Compensation Committee Charter (Amended and Restated on May 28, 2009).

99.2	Reserves Committee Charter (Amended and Restated on May 28, 2009).

99.3	Press release dated June 2, 2009, “Stone Energy Corporation Announces Deepwater Discovery on Pyrenees Prospect.”

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, Stone Energy Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STONE ENERGY CORPORATION
Date: June 2, 2009	By:	/s/ J. Kent Pierret
J. Kent Pierret
Senior Vice President, Chief Accounting Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Compensation Committee Charter (Amended and Restated on May 28, 2009).

99.2	Reserves Committee Charter (Amended and Restated on May 28, 2009).

99.3	Press release dated June 2, 2009, “Stone Energy Corporation Announces Deepwater Discovery on Pyrenees Prospect.”